LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 2, 2013

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MARCH 1, 2013, OF

LEGG MASON ESEMPLIA EMERGING MARKETS LONG-SHORT FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on August 2, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on May 23, 2013 and August 2, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

The following text is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Fund’s Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is expected to cease operations on or about October 1, 2013. Before that date, at the discretion of the Fund’s portfolio management, in preparation for the termination of the Fund, the assets of the Fund will be liquidated, and the Fund will cease to pursue its investment objective.

Shares of the Fund are closed to purchases and incoming exchanges as of August 2, 2013, except for the reinvestment of dividends and distributions, if any, and except that current shareholders who invest in the Fund through a systematic investment plan or payroll deduction will be permitted to purchase additional shares for a limited period of time while they select an investment alternative.

Fund shareholders who elect to redeem their shares prior to the completion of the termination will be redeemed in the ordinary course at the Fund’s net asset value per share. Fund shareholders may exchange their shares for shares of another fund in the Legg Mason mutual fund complex in accordance with the terms of the Fund’s prospectus at any time prior to the Fund’s cessation of operations. Shareholders who exchange their shares for the same class of shares of other Legg Mason funds may do so without the imposition of a sales charge. Fund shareholders will not be subject to any applicable deferred sales charges resulting from the termination. Any applicable deferred sales charges will also be waived for shareholders who redeem their shares prior to the termination. Each shareholder who remains in the Fund until termination will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds. Fund shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex.

The liquidation of the Fund will result in one or more taxable events for shareholders subject to federal income tax. An exchange or redemption of Fund shares prior to the termination will generally give rise to a capital gain or loss for shareholders for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and net capital gain (including net capital gains, if any, from the liquidation of the assets of the Fund) in advance of its regular annual distribution schedule. All liquidation proceeds paid to shareholders will generally be treated as received by those shareholders in exchange for their shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis.

Shareholders who hold their shares through an individual retirement account and who do not exchange their shares prior to the cessation of the Fund’s operations will receive a check representing their liquidation proceeds, which will be treated as a distribution from the individual retirement account. A premature distribution from your individual retirement account may be subject to a penalty tax. Shareholders who hold their shares through an individual retirement account should consult their tax advisers prior to the Fund’s expected cessation of operations on or about October 1, 2013 concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers.

Please retain this supplement for future reference.

LMFX015807

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